THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

ROCKETFUEL BLOCKCHAIN, INC.

REGULATION S SUBSCRIPTION AGREEMENT
NON-U.S. PERSONS ONLY

THIS AGREEMENT is made effective as of the **29th. April 2020** between the subscriber listed on the execution page to this agreement (the *"Subscriber")* and ROCKETFUEL BLOCKCHAIN, INC., a Nevada corporation (the *"Issuer").*

The parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.01 The following terms will have the following meanings for all purposes of this Agreement.

"Agreement" means this Agreement, and all schedules and amendments to in the Agreement.

"Common Stock" means the shares of Common Stock of the Corporation, $0.001 par value per share;

"Demand Registration Statement" is defined in Section 2.10(c).

"Demand Registrations" is defined in Section 2.10(b).

"Delay Period" is defined in Section 2.10(f).

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

"Holders" is defined in Section 2.10(a).

"Long-Form Demand Registrations" is defined in Section 2.10(a).

"Offering" means the offering of the Securities by the Corporation.

"Purchase Price" means the purchase price payable by the Subscriber to the Corporation in consideration for the purchase and sale of the Shares in accordance with Section 2.01 of this Agreement.

"*'Person"* means an individual, a partnership (general, limited or limited liability), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

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"*Registrable Shares*" means at any time (i) any Shares then outstanding; (ii) any shares of Common Stock then issuable upon exercise of the outstanding Warrants; (iii) any shares of Common Stock or other securities then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to, in exchange for or in replacement of any shares referred to in clauses (i) and (ii); and (iv) any shares of Common Stock or other securities then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to, in exchange for or in replacement of any shares referred to in clauses (i) and (ii); provided, however, that Registrable Shares shall not include any shares which have been sold pursuant to an offering registered under the Securities Act or which have been sold to the public pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares, whether or not such acquisition actually has been effected.

"*SEC*" means the United States Securities and Exchange Commission.

"*Securities*" means the Shares, the Warrants and the shares of Common Stock issuable pursuant to exercise of the Warrants.

"*Securities Act*" means the United States Securities Act of 1933, as amended.

"*Shares*" means those shares of Common Stock to be purchased by the Subscriber.

"*Short-Form Demand Registrations*" is defined in Section 2.10(b).

"*Subscriber*" means the Subscriber executing the signature page to this Agreement.

Section 1.02 All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

ARTICLE II.
PURCHASE AND SALE OF SHARES

Section 2.01 Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Corporation 478.750 Shares at a price equal to $1.00 per Share. The payment of the shares will be executed in the 5 following installments:

30 April USD 100.000 + 01 May USD 100.000 + 04 May USD 100.000 + 05 May USD 100.000 +06 May USD 78.750

Section 2.02 The Subscriber will complete the purchase of the Shares by delivering to the Corporation payment of the Purchase Price for such tranche by check, bank draft or cashier's check payable to the Corporation or such other form of payment as may be acceptable to the Corporation, in its sole discretion.

Section 2.03 When the Subscriber have paid all 500,000 Shares that are subject to this Agreement, then the Corporation shall issue to the Subscriber warrants to purchase an additional 1,500,000 shares of the Corporation's Common Stock ("*Warrants*") at an exercise price of $1.00 per share, exercisable for 12 months following the date of issuance of the warrants. The warrants shall be in the form of Exhibit A to this Agreement.

Section 2.04 Glaesner Invest & Consult ApS shall be entitled to receive a placement fee equal to 10% of the purchase price for each tranche of Shares.

Section 2.05 Upon execution by the Corporation, the Corporation agrees to sell such Shares to the Subscriber for the Purchase Price subject to the Corporation's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

Section 2.06 Any acceptance by the Corporation of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

Section 2.07 Pending acceptance of this subscription by the Corporation, all funds paid by the Subscriber shall be deposited by the Corporation and immediately available to the Corporation for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non- interest-bearing demand loan of the Subscriber to the Corporation. Notwithstanding the foregoing, the Corporation shall be obligated to prequalify all subscriptions before the funds are deposited and the Corporation shall be obligated to accept in writing all prequalified subscriptions

Section 2.08 The Subscriber hereby authorizes and directs the Corporation to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber's address indicated on the signature page of this Agreement.

Section 2.09 The Subscriber acknowledges and agrees that the subscription for the Shares and the Corporation's acceptance of the subscription is not subject to any minimum subscription for the Offering

Section 2.10 Demand Registration Rights.

a) Subject to the terms of this Agreement, the Subscriber and any Person who has acquired any Shares pursuant to Section 4.02(m) (the *"Holders"*) may, at any time after 12 months after the issuance of an aggregate of at least 500,000 Registerable Securities, request registration (which may include a shelf registration) under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long-form registration. All registrations requested pursuant to this Section 2.10 are referred to herein as *"Long-Form Demand Registrations."* The Corporation is obligated to effect no more than one Long-Form Demand Registration unless the Corporation is unable to use a Form S-3 (or any similar short form registration) at any time after the Corporation would otherwise be eligible to use a Form S-5 (or any similar short form registration) because (i) the Corporation has not filed all of the material to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act for a period of at least twelve calendar months immediately preceding the date the requested registration statement would be filed in accordance with this Agreement;
(ii) the Corporation has not filed in a timely manner all reports required to be filed during the twelve calendar months and portion of a month immediately preceding the date the requested registration statement would be filed in accordance with this Agreement; or (iii) if the Corporation has used (during the twelve calendar months and any portion of a month immediately preceding the date the requested registration statement would be filed in accordance with this Agreement) Rule 12b-25(b) of the Exchange Act with respect to a report or a portion of a report, the Corporation failed to file that report or portion thereof within the time period prescribed by such rule.

b) In addition to the Long-Form Registrations provided pursuant to Section 2.10(a) above, the Holders will be entitled to request from time to time registrations under the Securities Act of all or part of their Registrable Shares on Form S-3 or any similar short-form registration *"Short-Form Demand Registrations"*, and, together with Long-Form Demand Registrations, the *"Demand Registrations")*, if available; provided, however, that the Corporation shall not be obligated to effect more than two Short-Form Demand Registrations in any twelve-month period. Demand Registrations will be Short-Form Demand Registrations whenever the Corporation is permitted to use any applicable short form. If a Short-Form Demand Registration is to be an underwritten public offering, and if the underwriters for marketing or other reasons request the inclusion in the registration statement of information which is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Demand

Registration, the Corporation will provide such information as may be reasonably requested for inclusion by the underwriters in the Short-Form Demand Registration.

c) The Corporation shall use its commercially reasonable efforts to maintain the effectiveness of a registration statement filed with respect to any Demand Registration (a *"Demand Registration Statement"*) at all times during the Registration Period (as defined below). A Demand Registration shall not be deemed to have been effected and count as a Demand Registration described in Sections 2.10(a) and 2.10(b) unless a Demand Registration Statement with respect thereto has become effective and remains effective at all times during the Registration Period, unless such registration statement shall be withdrawn at the request of the holders requesting such registration.

d) If a Demand Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk of adversely affecting the marketability of the offering, the Corporation will include in such registration such number of securities that in the written opinion of such underwriters can be sold without creating such a risk in the following order of priority: first, the requesting Holders and second, such other securities requested to be included in such registration

e) If the requesting Holders intend to distribute the Registrable Shares covered by their request by means of an underwritten public offering, they shall so advise the Corporation as a part of a request made pursuant to Sections 2.0(a)l and 2.10(b). The requesting Holders shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Corporation's approval, which approval shall not be unreasonably withheld or delayed. The Corporation and the requesting Holders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting

f) The Corporation shall be entitled to postpone the filing of any Demand Registration Statement otherwise required to be prepared and filed by the Corporation pursuant to Section 2.10(a) or 2.10(b), delay a request for effectiveness of any such Demand Registration Statement, or suspend the use of any effective Demand Registration Statement filed with respect to any Demand Registration. for a reasonable period of time, but not in excess of sixty (60) days (a *"Delay Period')*, if the board of directors of the Corporation determines that, in its good faith judgment, the registration and distribution of the Registrable Shares covered or to be covered by such Demand Registration Statement would require the disclosure of material, non-public information by the Corporation in the Demand Registration Statement with respect to which the board of directors of the Corporation believes that the Corporation has a bona fide business purpose for preserving confidentiality, and the Corporation promptly gives the requesting Holders a written certificate signed by an executive officer of the Corporation notifying the requesting Holders of such determination and an approximation of the period of the anticipated **delay;** provided, however, that the Corporation shall not have the right to initiate more than one Delay Period in any six-month period. If the Corporation shall so postpone the filing of a Demand Registration Statement, the requesting Holders

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shall have the right to withdraw their request for the applicable Demand Registration by giving written notice thereof to the Corporation within 30 days after receipt of the notice of postponement, and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of Demand Registrations which the Corporation is obligated to effect pursuant to Sections 2.10(a) and 2.10(b). The time period for which the Corporation is required to maintain the effectiveness of any Demand Registration Statement shall be extended by the aggregate number of days of the applicable Delay Period during such registration. The Corporation shall not be entitled to initiate a Delay Period unless it shall (i) to the extent permitted by agreements with other security holders of the Corporation, concurrently prohibit sales by such other security holders under registration statements covering securities held by such other security holders, and (ii) in accordance with the Corporation's policies from time to time in effect, forbid purchases and sales in the open market by directors and executive officers of the Corporation during such Delay Period.

g) The Corporation shall not be obligated to prepare and file, and the Corporation shall be permitted to delay or abandon, a registration statement with respect to the requesting Holders 's Registrable Shares if all such Registrable Shares may then be sold pursuant to Rule 144 of the Securities Act without restriction or limitation (including, without limitation, imposed by the volume or manner of offering restrictions) and without public information requirements. The Corporation shall use its commercially reasonable efforts to maintain the effectiveness of any Demand Registration Statement at all times during the Registration Period (as defined below). A Demand Registration shall not be deemed to have been effected and count as a Demand Registration described in Sections 2.10(a) and 2.10(b) unless a Demand Registration Statement with respect thereto has become effective and remains effective at all times during the Registration Period, unless such registration statement shall be withdrawn at the request of the holders requesting such registration.

h) Whenever 5he requesting Holders have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation will as expeditiously as possible: (a) prepare and file with the SEC a registration statement on the applicable form in accordance with the terms hereof with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become effective as soon as expeditiously possible thereafter (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Corporation will furnish copies of all such documents proposed to be filed to the counsel for the requesting Holders): and (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (i) the date on which all remaining Registrable Shares covered by such registration statement may be sold pursuant to Rule 144 without volume restrictions or public information requirements and any and all restrictive legends have been removed from such Registrable Shares and (ii) when all Registrable Shares covered by such registration statement have been disposed of pursuant to such registration statement or otherwise cease to be Registrable Shares (the *"Registration Period"*), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such Registration Period in accordance with the intended methods of disposition by the requesting Holders set forth in such registration statement.

i) All expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Corporation (all such expenses being herein called *"Registration Expenses"*), will be borne by the Corporation (including any Registration Expenses in connection with any registration initiated as a Demand Registration which is not deemed to be effected pursuant to Section 2.10(c)). In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange or market

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ARTICLE III

REGULATION S AGREEMENTS OF THE SUBSCRIBER

Section 3.01The Subscriber represents and warrants to the Corporation that the Subscriber is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Securities for the account or benefit of a U.S. Person. A "U.S. Person" is defined by Regulation S of the Securities Act to be any person who is:

j) any natural person resident in the United States;
k) any partnership or corporation organized or incorporated under the laws of the United States
l) any estate of which any executor or administrator is a U.S person
m) any trust of which any trustee is a U.S. person;
n) any agency or branch of a foreign entity located in the United States;
o) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and
p) any partnership or corporation if:
    i) organized or incorporated under the laws of any foreign jurisdiction; and
    ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act. unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts

Section 3.02 The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Securities was received.

Section 3.03 The Subscriber acknowledges that the Securities are "restricted securities" within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

Section 3.04 The Subscriber agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

Section 3.05 The Subscriber and the Corporation agree that the Corporation will refuse to register any transfer of the Securities not made in (a) accordance with the provisions of Regulation S of the Securities Act, (b) pursuant to registration under the Securities Act or (c) pursuant to an available exemption from registration, or pursuant to this Agreement.

Section 3.06 The Subscriber agrees to resell the Securities only (a) in accordance with the provisions of Regulation S of the Securities Act, (b) pursuant to registration under the Securities Act, or (c) pursuant to an available exemption from registration pursuant to the Securities Act.

Section 3.07 The Subscriber acknowledges and agrees that all certificates representing the Securities will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber, represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such covenants, representations and warranties in connection with the sale of the Securities to such Subscriber:

Section 4.01 The Subscriber is an investor in securities of companies in the development stage and acknowledges that he/she/it is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment, and has such knowledge and experience in financial or business matters such that he/she/it is capable of evaluating the merits and risks of the investment in the Securities. The Subscriber can bear the economic risk of this investment, and, if the Subscriber is not an individual, was not organized for the purpose of acquiring the Securities.

Section 4.02 The Subscriber has had full opportunity to review the Corporation's periodic filings with the SEC pursuant to the Securities Act and the Exchange Act and additional information regarding the business and financial condition of the Corporation. The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Securities. The Subscriber further represents that he/she/it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this information with the Subscriber's legal and financial advisers prior to execution of this Subscription Agreement.

q) The Subscriber acknowledges that the offering of the Securities by the Corporation has not been reviewed by the SEC and that the Securities are being issued by the Corporation pursuant to an exemption from registration under the Securities Act.

r) The Subscriber understands that the Securities he/she/it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that he/she/it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

s) The Securities will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Subscriber is entitled to sell some or all the Shares after this subscription to investors who are not U.S. Persons provided such buyers accept a subscription agreement substantially similar to this Agreement.

t) An investment in the Corporation is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Corporation and the Securities. The Subscriber is financially able to bear the economic risks of an investment in the Corporation.

u) The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that the Corporation is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

v) The Subscriber is not aware of any advertisement of the Securities.

w) This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

x) The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of his/her/its. jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within his/her/its jurisdiction for the purchase of the Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Securities; and (v) any restrictions on transfer applicable to any disposition of the Securities imposed by the jurisdiction in which the Subscriber is resident

y) The Subscriber is purchasing the Securities as principal for his/her/its own account and not for the benefit of any other person.

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ARTICLE V.
MISCELLANEOUS

Section 5.01 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Corporation, at 3651 Lindell Road, Suite D565, Las Vegas, NV 89103, U.S.A., Attention: Bennett J. Yankowitz. and to the Subscriber at his/her/its address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

Section 5.02 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

Section 5.03 This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Subscription Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Subscription Agreement.

Section 5.04 The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the date of this Subscription Agreement will survive the completion of the issuance of the Securities. The representations, warranties and covenants o l 'the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Securities and the Subscriber agrees to indemnify the Corporation and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at the address set forth in Section 5.01 of any change in any statement or other information relating to the Subscriber set forth herein.

Section 5.05 Time shall be of the essence hereof.

Section 5.06 This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

Section 5.07 The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

Section 5.08 The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

Section 5.09 Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

Section5.10 Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

Section 5.11 The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

Section5.12 The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

Section 5.13 This Subscription Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

[Signature Page Follows]

SUBSCRIBER:

Signature of Authorized Signatory:	[signature]
Name of Subscriber:	**INVESTORLISTEN ApS**
Registration No:	**38841009**
Name and Title of Authorized Signatory:	William Steen Jensen
Address of Subscriber:	Fruebjergvej 3, Symbion 2100 Copenhagen
Jurisdiction of Incorporation of Subscriber:	Denmark
Telephone Number of Subscriber:	0045 31101732
E-Mail Address of Subscriber:	wj@investorlisten.dk

ACCEPTED BY: ROCKETFUEL BLOCKCHAIN, INC.	
Signature of Authorized Signatory:	[signature]
Name of Authorized Signatory:	Bennett J. Yankowitz
Position of Authorized Signatory:	CFO
Date of Acceptance:	29 April, 2020

WIRING INSTRUCTIONS

Bank:	City National Bank 2029 Century Park East Los Angeles, CA 90067, U.S.A.
Account Name:	RocketFuel Blockchain, Inc 3651 Lindell Road Las Vegas, NV 89103, United States.
Checking Account #:	002897504
Routing/ABA:	122016066
Swift:	CINAUS6L